Exhibit 10.2

TOMPKINS FINANCIAL CORPORATION
2019 EQUITY PLAN
AWARD AGREEMENT

###GRANT_DATE###

###PARTICIPANT_NAME###
###HOME_ADDRESS###

Dear ###PARTICIPANT_NAME###,

1) Tompkins Financial Corporation (the “Company”) hereby grants to ###PARTICIPANT_NAME### the award(s) summarized below (the “Grant”), pursuant to the terms and conditions of the Company’s 2019 Equity Plan, as it may be amended from time to time (the “Plan”).  The terms, conditions and restrictions of your award are set forth in this Award Agreement, which is governed by the terms of the Plan.  Awards shall be exercised in the manner set forth in the Plan.  Without limiting the foregoing, you may elect to have stock withheld to pay any purchase price or cost associated with the exercise.  For the award to be effective, you must sign below and return this Award Agreement to the Company, acknowledging that you have received and read the Prospectus dated May 13, 2019 and any applicable prospectus supplements (together, the “Prospectus”), and agree to the terms of this Award Agreement and the Plan.

2) Award Summary:

Restricted Stock Award Summary
Award Date:	###GRANT_DATE###
Number of Restricted Stock Shares:	###TOTAL_AWARDS###
Vesting Schedule:	5 Year
Percentage	Date
0%
25%
25%
25%
25%

By my signature below, I hereby acknowledge receipt of this Grant on the date shown above on the terms stated herein, which has been issued to me under the terms and conditions of the Plan.  I further acknowledge receipt of a copy of the Plan and the Prospectus and agree to be bound by all of the terms and conditions of the Plan as if they were set out in full in this Award Agreement.  I agree to accept as binding, conclusive and final all decisions or interpretations of the Committee or the Board, as the case may be, upon any questions relating to the Plan or this Grant.

I understand that in the event the Committee determines, in its sole discretion, that I engaged in any activity contrary or harmful to the interests of the Company or its customers, including without limitation, any violation of Company policy or procedures, any unvested awards I hold shall immediately be forfeited and any rights thereunder shall terminate.

Signature:         __________________________       Date: _###ACCEPTANCE_DATE###
###PARTICIPANT_NAME###

Signature:         __________________________       Date: _###GRANT DATE###
Christopher Chinici
Vice President, Actuary
Tompkins Financial Corporation

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